AMENDMENT 1991-1
                                     TO THE
                             RALPHS GROCERY COMPANY
                           RETIREMENT SUPPLEMENT PLAN


     This Amendment to the Ralphs Grocery Company Retirement Supplement Plan is effective March 31, 1999.

          Article 4 is amended by adding a new Section 4.8 to read as follows:

          "4.8 Cessation of Benefit Accruals

          Notwithstanding anything in this Plan to the contrary, benefit accruals under this Plan shall cease effective March 31, 1999."

     Executed this 5th day of March, 1999.


                                       RALPHS GROCERY COMPANY


                                       By ROGER A. COOKE
                                          --------------------------------
                                          Roger A. Cooke
                                          Vice President


                                       By KENNETH THRASHER
                                          --------------------------------
                                          Kenneth Thrasher
                                          Vice President